UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.             )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Belpointe PREP, LLC

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box)

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 26(b) per Exchange Act Rules 14a-6(i)(4) and 0-11.

IMPORTANT INVESTOR INFORMATION

YOUR VOTE COUNTS!

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

Annual Meeting of Unitholders of
BELPOINTE PREP, LLC

November 17, 2023

Proxy Voting Instructions

YOUR NAME, NUMBER OF CLASS A UNITS AND CONTROL NUMBER APPEAR IN THE UPPER-LEFT-HAND CORNER OF THIS NOTICE FOR ONLINE VOTING PURPOSES.

This Notice of Internet Availability of Proxy Materials (this “Notice”) only presents an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials prior to voting your Class A units.

The proxy statement and annual report to unitholders are available at http://onlineproxyvote.com/OZ/.

If you would like to receive a paper or email copy of the proxy materials and annual report, you must request one. There is no charge to you for requesting paper copies. Please make your request for a copy as instructed below on or before October 27, 2023 to facilitate timely delivery.

Belpointe PREP, LLC’s (“Belpointe PREP’s”) 2022 Annual Meeting of Unitholder (the “Annual Meeting”) will be held on November 17, 2023 at 255 Glenville Road, Greenwich, Connecticut 06831, at 3:00 p.m. A description of the matters to be voted on, and the recommendations of the Board of Directors regarding these matters, appear on the second page of this Notice. Instructions for voting your Class A units appear below.

TO VOTE ONLINE

Step 1:	Go to http://onlineproxyvote.com/OZ/.

Step 2:	Enter your control number as included in this Notice and click “submit” to access the proxy materials.

Step 3:	To view or download the proxy materials, click on the link that describes the material you wish to view or download. For example, to view or download the proxy statement, click on the “proxy statement” link.

Step 4:	To vote online, click on the designated link and follow the on-screen instructions.

TO VOTE BY TELEPHONE

Call Belpointe PREP’s transfer agent, Securities Transfer Corporation, at (469) 633-0101 ext. 121 to voice your vote.

ELECTRONIC DELIVERY OF PROXY MATERIALS

To receive a copy of Belpointe PREP’s proxy materials by mail or email for this or future unitholder meetings, contact Belpointe PREP’s transfer agent, Securities Transfer Corporation:

By telephone: at (469) 633-0101.

By email: at proxyvote@stctransfer.com with “Belpointe PREP Proxy Materials Order” in the subject line and in the body of the email message, include your full name, address, and request.

THIS IS NOT A BALLOT – YOU CANNOT VOTE BY RETURNING THIS NOTICE

To vote your Class A units you must vote online, by telephone or by requesting a paper copy of the proxy materials to receive a proxy card. If you wish to attend the Annual Meeting and vote in person, please bring this notice with you. To receive directions to the Annual Meeting, please contact Belpointe PREP’s Investor Relations Department at 1-833-828-2721 email: IR@belpointeoz.com.

THIS IS NOT A BALLOT. This is an overview of the proposals being presented at the Annual Meeting. Please follow the proxy voting instructions to vote on these important matters.

Items of Business and Recommended Vote:

Board Recommendations
Proposal No. 1:	Election of two Class II directors.
	Class II Nominees:	☑ FOR
	Martin Lacoff	☑ FOR
Ronald Young Jr.

Proposal No. 2:	Ratification of the appointment of Citrin Cooperman & Company, LLP, as our independent registered public accounting firm for the fiscal year ended December 31, 2023.	☑ FOR

Proposal No. 3:	Approval of, pursuant to Rule 713(a) of the NYSE American, the issuance of up to $750,000,000 of Class A units of the Company in connection with the prospectus, dated as of May 11, 2023 (as supplemented through the date hereof).	☑ FOR